EXHIBIT 32.1

JOURNAL OF RADIOLOGY, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JOURNAL OF RADIOLOGY, INC. (the Company) on Form 10-Q for the period  ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Aaron Shrira, Chief  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Aaron Shrira and will be retained by JOURNAL OF RADIOLOGY, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 14, 2013

 /s/ Aaron Shrira

Aaron Shrira

President and CEO

(Principal Executive Officer)